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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported): May 9, 2005

                                          MISSION ENERGY HOLDING COMPANY
                              (Exact name of registrant as specified in its charter)

                  DELAWARE                            333-68632                             95-4867576
       (State or other jurisdiction of            (Commission file                       (I.R.S. employer
               incorporation)                          number)                          identification no.)

                                         2600 Michelson Drive, Suite 1700
                                             Irvine, California 92612
                           (Address of principal executive offices, including zip code)

                                                   949-852-3576
                               (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This current report and its exhibit include forward-looking statements. Mission Energy Holding Company has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside Mission Energy
Holding Company's control. Mission Energy Holding Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This current report should be read with Mission Energy Holding Company's Annual Report on Form 10-K for the year ended
December 31, 2004 and subsequent Quarterly Reports on Form 10-Q.

                                             Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

         On May 9, 2005, Edison International, the ultimate parent company of Mission Energy Holding Company, issued a press release that included information about Mission Energy Holding Company's consolidated financial results for the first quarter of 2005.  A copy of the press release is attached as Exhibit 99.1. The information furnished in this Item 2.02 and Exhibit 99.1 shall not be deemed to be "filed" for purposes of the Securities
Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of
1933.

                                   Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

         99.1     Press Release of Edison International of May 9, 2005.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Mission Energy Holding Company
                                                    (Registrant)

Date:                    May 9, 2005                                       /s/ W. JAMES SCILACCI
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                                                                             W. JAMES SCILACCI
                                                             Senior Vice President and Chief Financial Officer